25. Provisions	12 Months Ended
Dec. 31, 2017
Provisions.Abstract
Provisions

Note 25 — Provisions

As of December 31, provisions are comprised of the following:

	2017	2016	2015
Post-employment benefits	$37,363	$35,734	$22,464
Tax liabilities	5,338	4,474	5,364
Other provisions	28,012	–	142,514
Total provisions	$70,713	$40,208	$170,342

Post-employment benefits provision relates to two of the Subsidiaries that have employees in Italy. The amount is based on a certain percentage of the salary paid to the employees each pay period. The amount will be paid to the employees when employment ceases pursuant to the local Italian law.

Tax liabilities provision is related to a type of tax imposed by the tax authority in Italy in 2011, applicable to three of the Group’s subsidiaries. This law allows the Group to deduct a portion of the tax paid in 2011 to be partially reversed each year over a certain number of years until the provision is fully extinguished.

The other provisions refer to probable liabilities derived from legal disputes underway from the subsidiaries. This provision liability is estimated based on Management’s evaluation of the amounts at risk and legal considerations. There are uncertainties that relate to whether claims will be settled by payment or if the subsidiary is successful in defending any action (see note 27 — Contingencies and Commitments). The significant reduction of other provisions from 2015 to 2016 is due to the settlement and payment of the last remaining legal dispute during 2016, therefore releasing the potential liabilities of this legal dispute. The settlement amount was received in 2016 from the said third party and recorded in the Group’s other revenue. As of the date of this report, there is no other significant legal dispute that poses risk with probable substantial loss.